EXHIBIT 99.2

                                                           [Execution Version]


                 AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT, dated as of February 14, 2005, is by and between Anchor Glass Container Corporation ("Borrower"), and Congress Financial Corporation (Central), an Illinois corporation, in its capacity as agent (in such capacity, "Agent") for the financial institutions from time to time parties to the Loan Agreement (as hereinafter defined) as lenders (each individually, a "Lender" and collectively, "Lenders").

                              W I T N E S S E T H :

     WHEREAS, Agent, Lenders and Borrower have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated as of August 30, 2002, by and among Borrower, Agent, Bank of America, N.A., as documentation agent, General Electric Capital Corporation, as lead bookrunner and syndication agent, and Lenders, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of December 31, 2002, Amendment No 2 Loan and Security Agreement, dated as of February 7, 2003, Amendment No. 3 to Loan and Security Agreement, dated as of July 25, 2003, Amendment No. 4 to Loan and Security Agreement, dated as of November 4, 2004 and by this Amendment No. 5 to Loan and Security Agreement (this "Amendment"), dated as of the date hereof (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and other agreements, documents and instruments referred to therein or at any time executed or delivered in connection therewith or related thereto (all of the foregoing, including, without limitation, the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

     WHEREAS, Borrower has requested that Agent and Lenders agree, among other things (a) to permit Borrower to incur certain indebtedness in the form of a revolving credit line by Madeleine L.L.C. ("Revolving B Loan Agent" as hereinafter defined) to Borrower as set forth herein, (b) to permit Borrower to secure such revolving credit facility by a security interest in and lien on the assets and property of Borrower as set forth herein, (c) to amend the Fixed Charge Coverage Ratio as set forth herein, (c) to waive certain Events of Default that have occurred as set forth herein, and (d) to enter into certain other amendments to the Financing Agreements;

     WHEREAS, by this Amendment, Agent, Lenders and Borrower desire and intend to evidence such amendments and consents;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:


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     1.  DEFINITIONS.

         1.1 ADDITIONAL DEFINITIONS. As used herein the following terms shall have the meanings given to them below and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

            (a) "Revolving B Loan Agent" shall mean Madeleine L.L.C., a New York limited liability company, in its capacity as agent for Revolving B Loan Lenders under the Revolving B Loan Agreement, and its successor and assign, and any successor or replacement agent appointed pursuant to the terms and conditions of the Revolving B Loan Agreement.

            (b) "Revolving B Loan Agreement" shall mean the Loan and Security Agreement, dated as of the date hereof, among Borrower, Revolving B Loan Agent and Revolving B Loan Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            (c) "Revolving B Loan Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by Borrower to Revolving B Loan Agent and Revolving B Loan Lenders, including, without limitation, principal, interest, charges, fees, premiums, indemnities, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under the Revolving B Loan Documents.

            (d) "Revolving B Loan Documents" shall mean, collectively, the following (as the same now exist or may hereafter exist upon the execution and delivery thereof and may hereafter or thereafter, as the case may be, be amended, modified, supplemented, extended, renewed, restated or replaced): (i) the Revolving B Loan Agreement, (ii) each of the documents listed on the
Schedule 1.1(d) hereto, and (iii) all agreements, documents, and instruments executed or delivered in connection with any of the foregoing.

            (e) "Revolving B Loan Intercreditor Agreement" shall mean the Intercreditor Agreement, dated as of the date hereof, by and among Agent and Revolving B Loan Agent, and as acknowledged and agreed to by Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            (f) "Revolving B Loan Lenders" shall mean the financial institutions from time to time parties to the Revolving B Loan Documents as lenders.

            (g) "Revolving B Loans" shall mean the loans and advances made by Revolving B Loan Agent or Revolving B Loan Lenders on a revolving basis pursuant to the terms and conditions of the Revolving B Loan Agreement, including payments and repayments thereof by Borrower to the extent provided and under the terms and conditions set forth herein.

         1.2  AMENDMENT TO DEFINITIONS.

            (a) The definition of "Excess Availability Trigger Event" in Section
1.54 of the Loan Agreement is hereby deleted and replaced with the following:

                         "1.54  [Intentionally Deleted]"


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            (b) The definition of "Fixed Charge Coverage Ratio" in Section 1.63 of the Loan Agreement is hereby deleted and replaced with the following:

                         "1.63 "Fixed Charge Coverage Ratio" shall mean, as to
                  any applicable period, with respect to Borrower and its Subsidiaries, the ratio of (a) EBITDA of the Borrower and its Subsidiaries for such period to (b) Fixed Charges of Borrower and its Subsidiaries for such period."

            (c) The definition of "Fixed Charges" in Section 1.64 of the Loan Agreement is hereby deleted and replaced with the following:

                         "1.64 "Fixed Charges" shall mean, as to any Person
                  and its Subsidiaries with respect to any period, the sum of, without duplication, (a) all Interest Expense (which for purposes of this definition shall not include amortizing payments of deferred financing charges that do not constitute interest), (b) all Capital Expenditures (other than Capital Expenditures that are financed with proceeds of Indebtedness for borrowed money except for Loans) of such Person and its Subsidiaries, (c) cash dividends, repurchases or redemptions paid by such Person and its Subsidiaries (other than to such Person or such Person's Subsidiaries) during such period in respect of Capital Stock, (d) payments to the PBGC under the PBGC Settlement Agreements as in effect on the date hereof,
                  (e) all regularly scheduled (as determined at the beginning of the respective period) principal payments of Indebtedness for borrowed money and Indebtedness with respect to Capital Leases (and without duplicating in items (a) and (b) of this definition, the interest component with respect to Indebtedness under Capital Leases), (f) federal, state, local and foreign income taxes paid in cash, and (g) management fees paid in cash (in each case as to such Person and its Subsidiaries for such period and to the extent not included in the calculation of EBITDA of such Person and its Subsidiaries for such period)."

         1.3 INTERPRETATION. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used or defined in the recitals above, shall have the respective meanings ascribed to such terms in the Loan Agreement.


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     2. CONDITIONS PRECEDENT TO LOANS AND LETTER OF CREDIT ACCOMMODATIONS.
Section 4.2 of the Loan Agreement is hereby amended by deleting the word "and" appearing at the end of Section 4.2(b), deleting the period and inserting a semicolon and the word "and" at the end of Section 4.2(c) and adding a new
Section 4.2(d) as follows:

     "(d) if Excess Availability of Borrower is equal to or less than $3,000,000 at the time Borrower requests a Loan or the issuance of a Letter of Credit Accommodation, Borrower shall first borrow Revolving B Loans from Revolving B Loan Agent and Revolving B Loan Lenders under the Revolving B Loan Agreement. If Revolving B Loans are no longer available under the Revolving B Loan Agreement, then to the extent that Borrower satisfies the conditions under this Agreement, Borrower may request Loans or the issuance of a Letter of Credit Accommodation and Agent and Lenders shall make such Loans or issue such Letter of Credit Accommodations upon the terms and conditions set forth in this Agreement."

     3. ENCUMBRANCES. Section 9.8 of the Loan Agreement is hereby amended by deleting the word "and" appearing at the end of Section 9.8(p), deleting the period and inserting a semicolon and the word "and" at the end of Section 9.8(q) and adding a new Section 9.8(r) as follows:

          "(r) the security interests in liens upon the Collateral in favor of Revolving B Loan Agent for itself and the benefit of Revolving B Loan Lenders to secure the Revolving B Loan Debt to the extent permitted hereunder; PROVIDED, THAT, the security interests and liens in favor of Revolving B Loan Agent are and shall at all times be subject and subordinate to the security interests and liens of Agent pursuant to the terms of the Revolving B Loan Intercreditor Agreement."

     4. INDEBTEDNESS. Section 9.9 of the Loan Agreement is hereby amended by deleting the word "and" appearing at the end of Section 9.9(m), deleting the period and inserting a semicolon and the word "and" at the end of Section 9.9(n) and adding a new Section 9.9(o) as follows:

          "(o) Indebtedness of Borrower to Revolving B Loan Lenders evidenced by or arising under the Revolving B Loan Agreement and other Revolving B Loan Documents, PROVIDED, THAT:

                   (i) the principal amount of such Indebtedness outstanding at any time shall not exceed $20,000,000, plus the aggregate amount of all interest capitalized thereon at the rate provided in the Revolving B Loan Agreement;

                   (ii) Borrower shall not, directly or indirectly, make, or be required to make, any payments in respect of such Indebtedness, EXCEPT, THAT,

                        (A) Borrower may pay the reasonable
          attorneys' fees and expenses of counsel for Revolving B Loan Agent in connection with the Revolving B Loan Documents subject to the terms and conditions of the Revolving B Loan Intercreditor Agreement,


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                        (B) Borrower may repay or pay principal,
          interest in cash, fees, costs and expenses in respect of such Indebtedness from time to time in accordance with the terms and conditions of the Revolving B Loan Agreement so long as the following conditions shall have been satisfied as determined by Agent (except that the following conditions shall not apply if such fees and expenses are otherwise payable as provided in the immediately preceding clause
          (ii)(A)):

                            (1) Agent and Lenders shall have
          received at least two (2) Business Days' prior notice of the intention of Borrower to repay such Revolving B Loans;

                            (2) as of the date of any such payment and after giving effect thereto, the daily Excess Availability of Borrower for each of the immediately preceding thirty (30) consecutive days shall have been not less than $12,500,000;

                            (3) as of the date of any such payment and after giving effect thereto, the daily Excess Availability of Borrower shall be not less than $12,500,000;

                            (4) Agent and Lenders shall have received the good faith projections of Borrower, that, as of the date of any such payment and after giving effect thereto, the daily Excess Availability of Borrower for the immediately succeeding thirty (30) consecutive days after the date of any such payment will not be less than $12,500,000;

                            (5) as of the date of any such payment and after giving effect thereto, no Default that relates to an act, event or circumstance that would have a Material Adverse Effect or Event of Default shall exist or have occurred and be continuing; and

                        (C) Borrower may pay interest in kind in respect of such Indebtedness from time to time in accordance with the terms and conditions of the Revolving B Loan Agreement;

                   (iii) Borrower shall not, directly or indirectly, (A) voluntarily terminate the Revolving B Loan Agreement and the other Revolving B Loan Documents without the prior written consent of Agent and Lenders, (B) amend, modify, alter or change any of the material terms of such Indebtedness or any of the Revolving B Loan Documents as in effect on the date hereof, EXCEPT, THAT, Borrower may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so as to extend the maturity thereof or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness other than pursuant to payments thereof, or to reduce the interest rate or any fees in connection therewith, or to release any liens or security interests in any assets or properties of Borrower, or (C) redeem, retire, defease, purchase or otherwise


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          acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, except as permitted by the immediately preceding clause (ii), and

                   (iv) Borrower shall furnish to Agent and Lenders all notices or demands in connection with such Indebtedness either received by Borrower or on its behalf promptly after the receipt thereof, or sent by Borrower or on its behalf concurrently with the sending thereof, as the case may be."

     5. FIXED CHARGE COVERAGE RATIO. Section 9.17 of the Loan Agreement is hereby deleted and replaced with a new Section 9.17 as follows:

            "9.17 FIXED CHARGE COVERAGE RATIO.

            (a) Borrower shall not, as to any fiscal month commencing on January 1, 2005, permit the Fixed Charge Coverage Ratio of Borrower commencing on the first day of each fiscal month of Borrower and ending on the last day of the applicable fiscal month set forth below on a cumulative twelve month year-to-date ("YTD") basis beginning January 1, 2005 through and including December 31, 2005, to be less than the respective ratio set forth below opposite such fiscal month end YTD period:

              FISCAL MONTH END YTD             FIXED CHARGE COVERAGE RATIO

              January 31, 2005                          .14:1.0

              February 28, 2005                         .19:1.0

              March 31, 2005                            .29:1.0

              April 30, 2005                            .40:1.0

              May 31, 2005                              .50:1.0

              June 30, 2005                             .58:1.0

              July 31, 2005                             .66:1.0

              August 31, 2005                           .71:1.0

              September 30, 2005                        .76:1.0

              October 31, 2005                          .79:1.0

              November 30, 2005                         .80:1.0

              December 31, 2005                         .75:1.0


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            (b) Borrower shall not, as to any fiscal month
          commencing on January 1, 2006 and each fiscal month thereafter, permit the Fixed Charge Coverage Ratio of Borrower commencing on the first day of each fiscal month of Borrowers and ending on the last day of the applicable fiscal month on a cumulative twelve (12) month basis beginning January 1, 2006 and for each month thereafter calculated based on the immediately preceding twelve (12) months, to be less than 1.0:1.0 for such month fiscal end period."

     6. REMEDIES. The reference to "Section 10.1(h)" in Section 10.2(b)(i) of the Loan Agreement is hereby deleted and replaced with the following: "Section 10.1(f)".

     7.  WAIVER AND TEMPORARY WAVIER OF EVENTS OF DEFAULT.

         7.1 Subject to the terms and conditions contained herein, Agent hereby
(a) waives the Event of Default under Section 10.1(a)(iii) of the Loan Agreement arising as a result of the failure of Borrower to comply with the terms of
Section 9.17 of the Loan Agreement for the period ended December 31, 2004 and
(b) waives the Event of Default under Section 10.1(h) of the Loan Agreement as a result of the default by Borrower under the Equipment Lease Financing Agreements by reason of the failure of Borrower to maintain the fixed charge coverage ratio required by Borrower under the Equipment Lease Financing Agreements (collectively, the "Existing Defaults").

         7.2 The waiver of the Existing Default described in Section 7.1(b) hereof, is conditioned upon the delivery on or before February 28, 2005 (unless such date is otherwise extended by a written agreement among Agent and Lenders), to Agent, in form and substance acceptable to Agent, of a waiver by Equipment Lessor of any defaults under the Equipment Lease Financing Agreements and any amendments to the Equipment Lease Financing Agreements required to cure such defaults.

         7.3 Agent has not waived, is not by this Amendment waiving, and has no intention of waiving any Event of Default which may have occurred on or prior to the date hereof, whether or not continuing on the date hereof, or which may occur after the date hereof, whether the same or similar to the Events of Default referred to in Section 7.1(a) hereof or otherwise, other than the Existing Defaults. The foregoing waiver shall not be construed as a bar to or a waiver of any other or further Event of Default on any future occasion, whether similar in kind or otherwise and shall not constitute a waiver, express or implied, of any of the rights and remedies of Agent arising under the terms of the Loan Agreement or any other Financing Agreements on any future occasion or otherwise. Agent hereby specifically reserves the right, in its discretion, to exercise its rights and remedies arising under the Financing Agreements, applicable law or otherwise as a result of the Existing Event of Default described in Section 7.1(b) hereof in case Borrower fails to comply with the terms and conditions of Section 7.2 hereof.

         7.4 ADDITIONAL EVENT OF DEFAULT. Without in any way limiting the events or conditions constituting Events of Default as set forth in Section 10 of the


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Loan Agreement, any default under any of the Revolving B Loan Documents that is not cured or waived within any applicable grace or cure period thereunder shall constitute an Event of Default under the Loan Agreement and other Financing Agreements.

     8. AMENDMENT FEE. In addition to all other fees, charges, interest and expenses payable by Borrower to Agent and Lenders under the Loan Agreement and the other Financing Agreements, Borrower shall pay to Agent for the account of Lenders, contemporaneously with the effectiveness of this Amendment, an amendment fee in the amount of $150,000, which fee shall be fully earned and payable on the effective date hereof and may be charged to any loan account of Borrower.

     9. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations and warranties heretofore or hereafter made by Borrower to Agent and Lenders pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with, to and in favor of Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

         9.1 This Amendment has been duly authorized, executed and delivered by all necessary action of Borrower, and is in full force and effect, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms.

         9.2 After giving effect to the amendments and the waivers set forth herein, no Default or Event of Default exists or has occurred that is continuing on the date hereof.

         9.3 No action of, or filing with, or consent of any governmental or public body or authority, and no consent of any Person, including, without limitation the Note Trustee or the Noteholders, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and each other agreement or instrument to be executed and delivered pursuant hereto and thereto, except to the extent the same has been obtained and is in full force and effect.

         9.4 The Revolving B Loan Documents have been duly authorized, executed and delivered by Borrowers, and the transactions contemplated thereunder shall be performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment (not merely the waiver) of all conditions precedent set forth therein.

         9.5 All actions and proceedings required by the Revolving B Loan Documents and applicable law or regulations have been taken, and the transaction required thereunder shall have been duly and validly taken and consummated.

         9.6 Neither the execution and delivery of this Amendment, or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions herein and therein contemplated, nor compliance with the provisions thereof (a) has violated or shall violate any Federal or


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State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (b) does, or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which Borrower is a party or may be bound, including, without limitation, the Noteholder Agreements, or (c) does or shall violate any provision of the Certificate of Incorporation or By-Laws of Borrower.

         9.7 Borrower has delivered to Agent, true, correct and complete copies of all of the Revolving B Loan Documents.

         9.8 Borrower shall deliver to Agent within five (5) days after the date hereof, in form and substance satisfactory to Agent, updates to the information contained in and schedules to the Information Certificate and updates to the schedules to the Loan Agreement, and the schedules and exhibits to the other Financing Agreements.

     10. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be subject to the satisfaction, in a manner satisfactory to Agent, of the following conditions precedent:

         10.1 Agent shall have received a counterpart of this Amendment, duly authorized, executed and delivered by Borrower;

         10.2 Agent shall have received, in form and substance satisfactory to Agent, resolutions of the board of directors of Borrower approving the execution, delivery and performance by Borrower of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment;

         10.3 Agent shall have received, in form and substance satisfactory to Agent, the written consent of Lenders consenting to this Amendment, duly authorized, executed and delivered by each such Lender;

         10.4 Agent shall have received, in form and substance satisfactory to Agent, the Revolving B Loan Documents, duly authorized, executed and delivered by Borrower, Revolving B Loan Agent and Revolving B Loan Lenders;

         10.5 Agent shall have received, in form and substance satisfactory to Agent, the Revolving B Loan Intercreditor Agreement, duly authorized, executed and delivered by Revolving B Loan Agent, as acknowledged by Borrower;

         10.6 all representations and warranties contained herein shall be true and correct; and

         10.7 After giving effect to the amendments and the waivers set forth herein, no Default or Event of Default shall exist or have occurred.

     11. EFFECT OF THIS AMENDMENT. Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Loan Agreement or any of the other Financing Agreements are intended or implied, and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all the parties hereto as of the effective date hereof and Borrower shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of any conflict between the terms of this Amendment and the Loan Agreement, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     12. FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable in such party's good faith determination to effectuate the provisions and purposes of this Amendment.

     13. GOVERNING LAW. The validity, interpretation and enforcement of this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois without giving effect to principles of conflict of laws.

     14. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     15. HEADINGS. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

     16. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to
Loan and Security Agreement to be duly executed and delivered by their authorized officers as of the day and year first above written.


AGENT                                       BORROWER

CONGRESS FINANCIAL CORPORATION              ANCHOR GLASS CONTAINER
 (CENTRAL), as Agent and as Lender           CORPORATION

By:/s/ Steven Linderman                     By:/s/ Peter T. Reno
  -------------------------------              -------------------------------

Name:  Steven Linderman                     Name:  Peter T. Reno
     ----------------------------                -----------------------------